eXhibit 10.27

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES (“U.S.”) SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY U.S. STATE AND, EXCEPT AS SET FORTH IN SECTIONS 5.3 AND 5.4 BELOW, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

THIS WARRANT AND THE SHARES REPRESENTED BY THIS WARRANT ARE SUBJECT TO CERTAIN RESALE RESTRICTIONS PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT (ONTARIO) (THE “SECURITIES ACT”) AND CERTAIN RESTRICTIONS UPON TRANSFER PURSUANT TO THE TERMS HEREOF AND ANY SHARES OR OTHER SECURITIES FOR WHICH THIS WARRANT MAY BE EXCHANGED ARE SUBJECT TO CERTAIN RESALE RESTRICTIONS PURSUANT TO THE SECURITIES ACT AND TO CERTAIN RESTRICTIONS UPON TRANSFER PURSUANT TO THE ARTICLES OF THE COMPANY.

UNLESS PERMITTED UNDER APPLICABLE SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (i) OCTOBER 21, 2021 AND (ii) THE DATE THE COMPANY BECOMES A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY IN CANADA.

THIS WARRANT WILL BE VOID AND OF NO VALUE UNLESS EXERCISED WITHIN THE TIME LIMITS PROVIDED HEREIN.

WARRANT TO PURCHASE COMMON SHARES

Company: XANADU QUANTUM TECHNOLOGIES INC., a corporation incorporated under the laws of Canada

Number of Shares: 12,082 plus all Additional Shares (as defined in Section 1.7)

Type/Series of Shares: Voting Common Shares

Warrant Price: $1.69 per Voting Common Share

Issue Date: October 21, 2021

Expiration Date: October 21, 2033, subject to earlier expiration as set forth herein.

Credit Facility: This warrant to Purchase Common Shares in the capital of the Company (“Warrant”) is issued in connection with that certain Loan and Security Agreement of even date herewith between Silicon Valley Bank and the Company (as amended and/or modified and in effect from time to time, the “Loan Agreement”).

THIS WARRANT PROVIDES THAT, for good and valuable consideration, SILICON VALLEY BANK (together with any successor or permitted assignee or transferee of this Warrant or of any shares issued upon exercise hereof, “Holder”) is entitled to purchase the above-stated number of fully paid and non-assessable shares (the “Shares”) of the above-stated Type/Series of Shares (the “Common Shares”) in the capital of the above-named company (the “Company”) at the above-stated Warrant Price, all as set forth above and as adjusted pursuant to Section 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant. Reference is made to Section 5.4 of this Warrant whereby Silicon Valley Bank shall transfer this Warrant to its parent company, SVB Financial Group.

SECTION 1. EXERCISE.

1.1 Method of Exercise. Holder may at any time and from time to time exercise this Warrant, in whole or in part, by delivering to the Company this Warrant together with a duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1 and unless Holder is exercising this Warrant pursuant to a cashless exercise as set forth in Section 1.2, a cheque, wire transfer of same- day funds (to an account designated by the Company) or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased. In no event shall an original ink-signed paper copy of this Warrant be required for any exercise of a Holder’s rights hereunder, nor shall this Warrant or any physical copy thereof be required to be physically surrendered at the time of any exercise hereof.

1.2 Cashless Exercise. On any exercise of this Warrant, in lieu of payment of the aggregate Warrant Price in the manner as specified in Section 1.1 above, but otherwise in accordance with the requirements of Section 1.1, Holder may elect to receive Shares equal to the value of this Warrant, or portion hereof as to which this Warrant is being exercised. Thereupon, the Company shall issue to the Holder such number of fully paid and non-assessable Shares as are computed using the following formula:

X =	Y(A-B)/A

where:

X =	the number of Shares to be issued to the Holder;

Y =	the number of Shares with respect to which this Warrant is being exercised (inclusive of the Shares surrendered to the Company in payment of the aggregate Warrant Price);

A =	the fair market value (as determined pursuant to Section 1.3 below) (the “Fair Market Value”) of one Share; and

B =	the Warrant Price.

1.3 Fair Market Value. If the Company’s Shares are then traded or quoted on a U.S. or Canadian nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market (a “Trading Market”), the Fair Market Value of a Share shall be the closing price or last sale price of a Share reported for the Business Day immediately before the date on which Holder delivers this Warrant together with its Notice of Exercise to the Company. If the Company’s Shares are not traded in a Trading Market, the Board of Directors of the Company shall determine the Fair Market Value of a Share in its reasonable good faith judgment.

1.4 Delivery of Certificate and New Warrant. Within a reasonable time after Holder exercises this Warrant in the manner set forth in Section 1.1 or 1.2 above, the Company shall deliver to Holder a certificate representing the Shares issued to Holder upon such exercise and, if this Warrant has not been fully exercised and has not expired, a new warrant of like tenor representing the Shares not so acquired.

1.5 Replacement of Warrant.

(a) Paper Original Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form, substance and amount to the Company or, in the case of mutilation, on surrender of this Warrant to the Company for cancellation, the Company shall, within a reasonable time, execute and deliver to Holder, in lieu of this Warrant, a new warrant of like tenor and amount.

(b) Electronic Original Warrant. If at any time this Warrant is rejected by any person (including but not limited to, paying or escrow agents) or any such person fails to comply with the terms of this Warrant based on this Warrant being presented to such person as an electronic record, a printout thereof, or any signature hereto being in electronic form, the Company shall, promptly upon Holder’s request without indemnity, execute and deliver to Holder, in lieu of electronic original versions of this Warrant, a new warrant of like tenor and amount in paper form with original ink signatures.

1.6 Treatment of Warrant Upon Acquisition of Company.

(a) Acquisition. For the purpose of this Warrant, “Acquisition” means any transaction or series of related transactions involving: (i) the sale, lease, exclusive license, or other disposition of all or substantially all of the assets of the Company; (ii) any merger, amalgamation or consolidation of the Company into or with another person or entity (other than a merger, amalgamation or consolidation effected exclusively to change the Company’s domicile), or any other corporate reorganization, in which the shareholders of the Company in their capacity as such immediately prior to such merger, amalgamation, consolidation or reorganization, own less than a majority of the Company’s (or the surviving or successor entity’s) outstanding voting power immediately after such merger, amalgamation, consolidation or reorganization; or (iii) any sale or other transfer by the shareholders of the Company of shares representing at least a majority of the votes attaching to the Company’s then-total outstanding combined voting equity securities.

(b) Treatment of Warrant at Acquisition. In the event of an Acquisition in which the consideration to be received by the Company’s shareholders consists solely of cash, solely of Marketable Securities or a combination of cash and Marketable Securities (a “Cash/Public Acquisition”), and the Fair Market Value of one Share as determined in accordance with Section 1.3 above would be greater than the Warrant Price in effect on such date immediately prior to such Cash/Public Acquisition, and Holder has not exercised this Warrant pursuant to Section 1.1 above as to all Shares, then this Warrant shall automatically be deemed to be exercised in a Cashless Exercise pursuant to Section 1.2 above as to all Shares effective immediately prior to and contingent upon the consummation of a Cash/Public Acquisition. In connection with such Cashless Exercise, unless the Holder otherwise notifies the Company, the Holder shall be deemed to have restated each of the representations and warranties in Section 4 of the Warrant as at the date thereof and the Company shall promptly notify the Holder of the number of Shares (or such other securities) issued upon exercise. In the event of a Cash/Public Acquisition where the Fair Market Value of one Share as determined in accordance with Section 1.3 above would be less than the Warrant Price in effect immediately prior to such Cash/Public Acquisition, then this Warrant will expire immediately prior to the consummation of such Cash/Public Acquisition.

(c) Upon the closing of any Acquisition other than a Cash/Public Acquisition, the acquiring, surviving or successor entity shall assume the obligations of this Warrant, and this Warrant shall thereafter be exercisable for the same securities and/or other property as would have been paid for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on and as of the closing of such Acquisition, subject to further adjustment from time to time in accordance with the provisions of this Warrant.

(d) As used in this Warrant, “Marketable Securities” means securities meeting all of the following requirements: (i) the issuer thereof is then subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or similar reporting requirements of applicable securities laws in Canada, and is then current in its filing of all required reports and other information under the Act and the Exchange Act or under such applicable securities laws in Canada; (ii) the class and series of shares or other security of the issuer that would be received by Holder in connection with the Acquisition were Holder to exercise this Warrant on or prior to the closing thereof is then traded in a Trading Market; and (iii) if such Trading Market is a Trading Market in Canada, Holder would be able to publicly re-sell, immediately following the closing of such Acquisition, all of the issuer’s shares and/or other securities that would be received by Holder in such Acquisition were Holder to exercise or convert this Warrant in full on or prior to the closing of such Acquisition, or if such Trading Market is a Trading Market in the U.S., Holder would be able to publicly re-sell, within six (6) months and one day following the closing of such Acquisition, all of the issuer’s shares and/or other securities that would be received by Holder in such Acquisition were Holder to exercise or convert this Warrant in full on or prior to the closing of such Acquisition.

1.7 Additional Shares. Upon the advance of one or more Term Loan Advances which in the aggregate are equal to or greater than Five Million Dollars ($5,000,000) pursuant to, and as that term is defined in, the Loan Agreement, the Company shall be deemed to have automatically granted to Holder, in addition to the number of Shares which this Warrant can otherwise be exercised for by Holder, the right to purchase, pursuant to and in accordance with the terms hereof, an additional 12,082 Common Shares (the “Additional Shares”).

1.8 Certain Agreements. If requested by the Company, upon exercise of this Warrant, Holder shall, by execution and delivery to the Company of a counterpart signature page, adoption agreement, accession or similar instrument, become a party to such shareholder agreement(s) as may be in effect at such time among the Company and its shareholders, including without limitation any shareholders agreement, voting agreement, right of first refusal and co-sale agreement and/or investors’ rights agreement (collectively, the “Shareholders Agreement”).

SECTION 2. ADJUSTMENTS TO THE SHARES AND WARRANT PRICE.

2.1 Share Dividends, Splits, Etc. If the Company declares or pays a dividend or distribution on the outstanding Common Shares payable in Shares or other securities or property (other than cash), then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without additional cost to Holder, the total number and kind of securities and property which Holder would have received had Holder owned the Shares of record as of the date the dividend or distribution occurred. If the Company subdivides the outstanding Common Shares by reclassification or otherwise into a greater number of shares, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding Common Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

2.2 Reclassification, Exchange, Combinations or Substitution. Upon any event whereby all of the outstanding Common Shares are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, this Warrant will be exercisable for the number, class and series of Company securities that Holder would have received had the Shares been outstanding on and as of the consummation of such event, and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, combinations substitutions, replacements or other similar events.

2.3 Pay-to-Play Protection. If, from time to time following the issue date of this Warrant, the Company issues shares in connection with an equity financing that requires holders of the Company’s shares to purchase securities in such future round of equity financing to maintain such holders percentage interest in the Company or to otherwise else lose the benefit of certain rights, preferences and/or privileges (each such issuance, an “Additional Financing”), then the number of Shares into which this Warrant is exercisable, as evidenced by the number of Shares shown on the first page plus any Additional Shares pursuant to Section 1.7, and the type/series of Shares into which this Warrant is exercisable, as evidenced by the Type/Series of Shares shown on the first page, plus any other provision of this Warrant or any document contemplated by this Warrant, shall each be adjusted to provide the Holder with the same securities and/or rights that the Holder would have received had the Holder participated in the Additional Financing to its full pro rata share with respect to the Shares issuable upon exercise of this Warrant. Adjustments contemplated in this Section 2.3 shall be made immediately following each Additional Financing and the Company will promptly notify the Holder in writing of each such adjustment.

2.4 Adjustments for Diluting Issuances. Without duplication of any adjustment otherwise provided for in this Section 2, the number of Common Shares issuable upon conversion of the Shares shall be subject to anti-dilution adjustment from time to time (a) in the manner set forth in the Company’s Articles or Certificate of Incorporation as if the Shares were issued and outstanding on and as of the date of any such required adjustment and (b) if the Company’s next round of equity is issued at a price equal or less than $16.57.

2.5 No Fractional Share. No fractional Share shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional Share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional Share interest by paying Holder in cash the amount computed by multiplying the fractional interest by (i) the Fair Market Value (as determined in accordance with Section 1.3 above) of a full Share, less (ii) the then-effective Warrant Price.

2.6 Notice/Certificate as to Adjustments. Upon each adjustment of the Warrant Price, class/type and/or number of Shares, the Company, at the Company’s expense, shall notify Holder in writing within a reasonable time setting forth the adjustments to the Warrant Price, class/type and/or number of Shares and facts upon which such adjustment is based. The Company shall, upon written request from Holder, furnish Holder with an officer’s certificate of a Responsible Officer (as such term is defined in the Loan Agreement), including computations of such adjustment and the Warrant Price, Class and number of Shares in effect upon the date of such adjustment.

SECTION 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1 Representations and Warranties. The Company represents and warrants to, and agrees with, the Holder as follows:

(a) The initial Warrant Price referenced on the first page of this Warrant is not greater than the price per share at which the Common Shares were last valued, sold or issued prior to the Issue Date hereof in an arms-length transaction with gross proceeds of at least $500,000.

(b) The number of Shares for which this Warrant is exercisable on and as of the Issue Date hereof represents not less than 0.05% of the Company’s total issued and outstanding shares in its capital, calculated on and as of the Issue Date hereof on a fully-diluted, common share-equivalent basis (but without excluding shares in its capital that are not convertible into Common Shares) assuming (i) the conversion into shares in the capital of the Company of all outstanding securities and instruments (including, without limitation, securities deemed to be outstanding pursuant to clause (ii) of this Section 3.1(b)) convertible by their terms into shares in the capital of the Company (regardless of whether such securities or instruments are by their terms now so convertible), (ii) the exercise in full of all outstanding options, warrants (including, without limitation, this Warrant) and other rights to purchase or acquire shares in the capital of the Company or securities exercisable for or convertible into shares in the capital of the Company (regardless of whether such options, warrants or other rights to purchase or acquire are by their terms now exercisable); and (iii) the inclusion of all shares in the capital of the Company reserved for issuance under all of the Company’s incentive share and share option plans and not now subject to outstanding grants or options.

(c) All Shares which may be issued upon the exercise of this Warrant, and all securities, if any, issuable upon conversion of the Common Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein, under the constating documents of the Company, under the Shareholders Agreement, or under applicable U.S. and Canadian federal, provincial and state securities laws. The Company covenants that it shall at all times cause to be reserved and kept available out of its authorized and unissued capital such number of Common Shares and other securities as will be sufficient to permit the exercise in full of this Warrant.

(d) The Company’s capitalization table attached hereto as Schedule 1 is true and complete, in all material respects, as of the Issue Date.

3.2 Notice of Certain Events. If the Company proposes at any time to:

(a) declare any dividend or distribution upon the outstanding shares in the capital of the Company, whether in cash, property, shares, or other securities and whether or not a regular cash dividend;

(b) offer for subscription or sale pro rata to the holders of the outstanding shares any additional shares (of any class or series) in the capital of the Company (other than pursuant to pre-emptive rights in accordance with the Company’s shareholders agreement, as applicable);

(c) effect any reclassification, exchange, combination, substitution, reorganization or recapitalization of the outstanding Common Shares;

(d) effect an Acquisition or to liquidate, dissolve or wind up; or

(e) effect an initial, underwritten offering and sale of its securities to the public pursuant to an effective registration statement under the Act (an “IPO”);

then, in connection with each such event, the Company shall give Holder:

(1) in the case of the matters referred to in (a) and (b) above, at least seven (7) Business Days prior written notice of the earlier to occur of the effective date thereof or the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of outstanding Common Shares will be entitled thereto) or for determining rights to vote, if any;

(2) in the case of the matters referred to in (c) and (d) above at least seven (7) Business Days prior written notice of the date when the same will take place (and specifying the date on which the holders of outstanding Common Shares will be entitled to exchange their shares for the securities or other property deliverable upon the occurrence of such event and such reasonable information as Holder may reasonably require regarding the treatment of this Warrant in connection with such event giving rise to the notice); and

(3) with respect to the IPO, at least seven (7) Business Days prior written notice of the date on which the Company proposes to file its registration statement (or prospectus) in connection therewith.

The Company will also provide information requested by Holder that is reasonably necessary to enable Holder to comply with Holder’s accounting or reporting requirements.

SECTION 4. REPRESENTATIONS, WARRANTIES OF THE HOLDER.

The Holder represents and warrants to the Company as follows:

4.1 Purchase for Own Account. This Warrant and the Shares to be acquired upon exercise of this Warrant by Holder are being acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act, the Securities Act or any other applicable securities laws of Canada. Holder also represents that it has not been formed for the specific purpose of acquiring this Warrant or the Shares.

4.2 Disclosure of Information. Holder is aware of the Company’s business affairs and financial condition and has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

4.3 Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

4.4 Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act and of either National Instrument 45-106 Prospectus Exemptions (“Regulation 45-106”) or, in Ontario, Section 73.3 of the Securities Act,, and is purchasing the Warrant pursuant to an exemption from the prospectus requirements of applicable securities laws.

4.5 Registration Exemptions. Holder understands that this Warrant and the Shares issuable upon exercise of this Warrant and any securities such Shares may be convertible or exchangeable into have not been registered with the Securities and Exchange Commission of the U.S. or the securities commission of any state or any securities authority in any province or territory in Canada by reason of their issuance in a transaction either: (i) exempt from the registration requirements of the Act pursuant to Section 4(a)(2) thereof or Rule 506 promulgated thereunder; or (ii) not subject to the registration requirements of the Act pursuant to Regulation S, nor have they been qualified by a prospectus under the laws of any province or territory of Canada and, accordingly, are subject to resale restrictions and may not be offered or sold except pursuant to an effective registration statement under the Act or receipted final prospectus under provincial or territorial laws in Canada unless offered or sold pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Act or the prospectus or other requirements of the laws of the applicable province or territory and in accordance with applicable state, provincial and territorial securities laws. In addition, Holder represents that it is familiar with Rule 144 promulgated pursuant to the Act, Regulation 45-106 and Section 73.3 of the Securities Act and understands the resale limitations imposed hereby and by the Act and the Securities Act. Holder understands that no public market presently exists for any securities of the Company, and there can be no assurance that any such market will be created.

4.6 No Shareholder Rights. Without limiting any term or provision of this Warrant, Holder agrees that it will not have any rights as a shareholder of the Company (including, without limitation, voting rights) until the exercise of this Warrant.

SECTION 5. MISCELLANEOUS.

5.1 Term; Automatic Cashless Exercise Upon Expiration.

(a) Term. Subject to the provisions of Section 1.6 above, this Warrant is exercisable in whole or in part at any time and from time to time on or before 6:00 PM, U.S. Eastern time, on the Expiration Date and shall be void thereafter.

(b) Automatic Cashless Exercise upon Expiration. In the event that, upon the Expiration Date, the Fair Market Value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall, within a reasonable time, deliver a certificate representing the Shares (or such other securities) issued upon such exercise to Holder.

5.2 Legends. Each certificate evidencing Shares (and each certificate evidencing securities issuable upon conversion of any Shares, if any) shall be imprinted with legends in substantially the following form, together with such other legend(s) as may be required by the Shareholders Agreement:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN THAT CERTAIN WARRANT TO PURCHASE COMMON SHARES ISSUED BY THE ISSUER TO SILICON VALLEY BANK DATED OCTOBER 21, 2021, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND LAWS OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESALE RESTRICTIONS PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT (ONTARIO) AND CERTAIN RESTRICTIONS UPON TRANSFER PURSUANT TO THE TERMS OF THE WARRANT AND PURSUANT TO THE ARTICLES OF THE COMPANY.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (i) OCTOBER 21, 2021, AND (ii) THE DATE THE COMPANY BECOMES A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY IN CANADA.

DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY”, MAY BE OBTAINED FROM THE COMPANY UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN FORM SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE ACT.

5.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part except in compliance with applicable U.S. and Canadian federal, provincial and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to SVB Financial Group (Silicon Valley Bank’s parent company) or any other affiliate of Holder, provided that any such transferee is an “accredited investor” as defined in Regulation D promulgated under the Act and in either and Regulation 45-106 or Section 73.3 of the Securities Act, as applicable. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of Rule 144 promulgated under the Act.

5.4 Transfer Procedure. After receipt by Silicon Valley Bank of the executed Warrant, Silicon Valley Bank will transfer all of this Warrant to its parent company, SVB Financial Group. By its acceptance of this Warrant, SVB Financial Group hereby makes to the Company each of the representations and warranties set forth in Section 4 hereof and agrees to be bound by all of the terms and conditions of this Warrant as if the original Holder hereof. Subject to the provisions of Section 5.3 and upon providing the Company with written notice, SVB Financial Group and any subsequent Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable upon conversion of the Shares, if any) to any transferee, provided, however, in connection with any such transfer, SVB Financial Group or any subsequent Holder will give the Company notice of the portion of the Warrant and/or Shares (and/or securities issuable upon conversion of the Shares, if any) being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable); and provided further, that any subsequent transferee other than SVB Financial Group shall agree in writing with the Company to be bound by all of the terms and conditions of this Warrant. Notwithstanding any contrary provision herein, at all times prior to the IPO, Holder may not, without the Company’s prior written consent, transfer this Warrant or any portion hereof, or any Shares issued upon any exercise hereof, or any shares or other securities issued upon any conversion of any Shares issued upon any exercise hereof, to any person or entity who directly competes with the Company, except in connection with an Acquisition of the Company by such a direct competitor.

5.5 Notices. All notices and other communications hereunder from the Company to the Holder, or vice versa, shall be deemed delivered and effective (i) when given personally; (ii) on the third (3rd) Business Day after being mailed by first-class registered or certified mail, postage prepaid; (iii) upon actual receipt if given by facsimile or electronic mail and such receipt is confirmed in writing by the recipient; or (iv) on the first Business Day following delivery to a reliable overnight courier service, courier fee prepaid, in any case at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time in accordance with the provisions of this Section 5.5. All notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

SVB Financial Group

Attn: Treasury Department

3003 Tasman Drive, HC 215

Santa Clara, CA 95054

Telephone: [***]

Facsimile: [***]

Email address: [***]

Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:

Xanadu Quantum Technologies Inc.

372 Richmond Street W., Office 306

Toronto, ON M5V 1X6
Telephone: (647) 382-4612

5.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

5.7 Attorneys’ Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable legal fees.

5.8 Counterparts; Electronic Signatures; Status as Certificated Security. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement. Company, Holder and any other party hereto may execute this Warrant by electronic means and each party hereto recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof. To the extent that this Warrant or any agreement subject to the terms hereof or any amendment hereto is executed, recorded or delivered electronically, it shall be binding to the same extent as though it had been executed on paper with an original ink signature. The fact that this Warrant is executed, signed, stored or delivered electronically shall not prevent the transfer by any Holder of this Warrant pursuant to Section 5.4 or the enforcement of the terms hereof. Physical possession of the original of this Warrant or any paper copy thereof shall confer no special status to the bearer thereof..

5.9 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein, without giving effect to its principles regarding conflicts of law.

5.10 Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

5.11 Business Days. “Business Day” is any day that is not a Saturday, Sunday or a statutory holiday in Toronto, Ontario or a day on which Silicon Valley Bank is closed.

5.12 Currency. As used herein, “$” and “dollars” shall refer to United States Dollars.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Common Shares to be executed by their duly authorized representatives effective as of the Issue Date written above.

“COMPANY”

XANADU QUANTUM TECHNOLOGIES INC.

By:	/s/ Christian Weedbrook
Name:	Christian Weedbrook
Title:	Chief Executive Officer and Chief Technology Officer

“HOLDER”

SILICON VALLEY BANK

By:	/s/ Mark Kiyonaga
Name:	Mark Kiyonaga
(Print)
Title:	Vice President

APPENDIX 1

NOTICE OF EXERCISE

1. The undersigned Holder hereby exercises its right to purchase ______________ Common Shares (the “Shares”) in the capital of XANADU QUANTUM TECHNOLOGIES INC. (the “Company”) in accordance with the attached Warrant to Purchase Common Shares and tenders payment of the aggregate Warrant Price for such Shares as follows:

☐	check in the amount of $____ __ payable to order of the Company enclosed herewith

☐	Wire transfer of immediately available funds to the Company’s account

☐	Cashless Exercise pursuant to Section 1.2 of the Warrant

☐	Other [Describe] ______________________________________

2. Please issue a certificate or certificates representing the Shares in the name specified below:

Holder’s Name

(Address)

3. By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Section 4 of the Warrant to Purchase Common Shares as of the date hereof.

HOLDER:

By:
Name:
Title:
Date: